                                                                    Exhibit 10.2


                              SOCIALSCIENCE, INC.

                            1997 STOCK OPTION PLAN



   1.  Purposes of the Plan.  The purposes of this Stock Option Plan are to
       --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and any Parent or Subsidiary and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

   2.  Definitions.  As used herein, the following definitions shall apply:
       -----------

       (a) "Administrator" means the Board or any of its Committees appointed
            -------------
pursuant to Section 4 of the Plan.

       (b) "Board" means the Board of Directors of the Company.
            -----

       (c) "Code" means the Internal Revenue Code of 1986, as amended.
            ----

       (d) "Committee"  means a Committee appointed by the Board of Directors in
            ---------
accordance with Section 4 of the Plan.

       (e) "Common Stock" means the Common Stock of the Company.
            ------------

       (f) "Company" means SocialScience, Inc., a Delaware corporation.
            -------

       (g) "Consultant" means any person who is engaged by the Company or any
            ----------
Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not. If and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

       (h) "Continuous Status as an Employee or Consultant" means that the
            ----------------------------------------------
employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the

Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

       (i) "Disability" means total and permanent disability as defined in
            ----------
Section 22(e)(3) of the Code.

       (j) "Employee" means any person, including officers and directors,
            --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

       (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
            ------------

       (l) "Fair Market Value" means, as of any date, the value of Common Stock
            -----------------
determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

           (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

       (m) "Incentive Stock Option" means an Option intended to qualify as an
            ----------------------
incentive stock option within the meaning of Section 422 of the Code.

       (n) "Nonstatutory Stock Option" means an Option not intended to qualify
            -------------------------
as an Incentive Stock Option.

       (o) "Option" means a stock option granted pursuant to the Plan.
            ------

       (p) "Optioned Stock" means the Common Stock subject to an Option.
            --------------

       (q) "Optionee" means an Employee or Consultant who receives an Option.
            --------

       (r) "Parent" means a "parent corporation," whether now or hereafter
            ------
existing, as defined in Section 424(e) of the Code.

       (s) "Plan" means this 1997 Stock Option Plan.
            ----

       (t) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of
            -------------
1934, as amended.

       (u) "Share" means a share of the Common Stock, as adjusted in accordance
            -----
with Section 11 below.

       (v) "Subsidiary" means a "subsidiary corporation," whether now or
            ----------
hereafter existing, as defined in Section 424(f) of the Code.

   3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
       -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 220,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been
                          --------
issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

   4.  Administration of the Plan.
       --------------------------

       (a) Initial Plan Procedure.  Prior to the date, if any, upon which the
           ----------------------
Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a committee appointed by the Board.

       (b) Plan Procedure after the Date, if any, upon Which the Company becomes
           ---------------------------------------------------------------------
Subject to the Exchange Act.
---------------------------

           (i)  Administration With Respect to Directors and Officers Subject to
                ----------------------------------------------------------------
Section 16(b).  With respect to Option grants made to Employees who are also
-------------
Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or
(B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

          (ii) Administration With Respect to Other Persons.  With respect to
               --------------------------------------------
Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of incentive stock option plans of state corporate and securities laws, of the Code, and of any stock exchange or national market system upon which the Common Stock is then listed or traded (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

     (c)  Powers of the Administrator.  Subject to the provisions of the Plan
          ---------------------------
and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

          (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          (v)   to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

          (ix) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

          (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

      (d) Effect of Administrator's Decision.  All decisions, determinations and
          ----------------------------------
interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

   5. Eligibility.
      -----------

      (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

      (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

      For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (c) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

   6.  Term of Plan.  The Plan shall become effective upon the earlier to occur
       ------------
of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

   7.  Term of Option.  The term of each Option shall be the term stated in the
       --------------
Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

   8.  Option Exercise Price and Consideration.
       ---------------------------------------

       (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

           (i)  In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

           (ii) In the case of a Nonstatutory Stock Option, the per share exercise price shall be determined by the Administrator.

       (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

   9.  Exercise of Option.
       ------------------

       (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
           -----------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

           An Option may not be exercised for a fraction of a Share.

           An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

           Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b)  Termination of Employment or Consulting Relationship.  Upon
           ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

      (c) Disability of Optionee.  In the event of termination of an Optionee's
          ----------------------
Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was otherwise entitled to exercise it on the date of such termination. To the extent that the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

      (d) Death of Optionee.  In the event of the death of an Optionee, the
          -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e) Buyout Provisions.  The Administrator may at any time offer to buy out
          -----------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      (f) Rule 16b-3.  Options granted to persons subject to Section 16(b) of
          ----------
the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

   10.  Non-Transferability of Options.  Options may not be sold, pledged,
        ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

   11.  Adjustments Upon Changes in Capitalization or Merger.
        ----------------------------------------------------

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution
            --------------------------
or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

        (c) Merger.  In the event of a merger of the Company with or into
            ------
another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

   12.  Time of Granting Options.  The date of grant of an Option shall, for all
        ------------------------
purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

   13.  Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b) Effect of Amendment or Termination. Any such amendment or
            ----------------------------------
termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

   14.  Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant
        ----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national market system upon which the Common Stock is then listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

   15.  Reservation of Shares.  The Company, during the term of this Plan, shall
        ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   16.  Agreements.  Options shall be evidenced by written agreements in such
        ----------
form as the Administrator shall approve from time to time.

   17.  Shareholder Approval.  Continuance of the Plan shall be subject to
        --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.

                              SOCIALSCIENCE, INC.
                            1997 STOCK OPTION PLAN
                                NOTICE OF GRANT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Optionee's Name and Address]
-----------------------------

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Grant Number          ____________________

     Date of Grant                ____________________

     Vesting Commencement Date    ____________________

     Exercise Price per Share    $___________________

     Total Number of Shares Granted  ____________________

     Total Exercise Price       $____________________

     Type of Option:            ____ Incentive Stock Option

                                ____ Nonstatutory Stock Option

     Term/Expiration Date:      _____________________________

  Vesting Schedule:
  ----------------
     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     Twenty-five percent (25%) of the Shares subject to this Option shall vest twelve (12) months after the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter.

     Termination Period:
     ------------------

                              SOCIALSCIENCE, INC.
                            1997 STOCK OPTION PLAN
                               OPTION AGREEMENT


   1.  Grant of Option.  SocialScience, Inc. (the "Company"), hereby grants to
       ---------------
the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1997 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

       If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

   2.  Exercise of Option.  This Option shall be exercisable during its term in
       ------------------
accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

       (i)  Right to Exercise.
            -----------------

            (a) This Option may not be exercised for a fraction of a Share.

            (b) In the event of Optionee's death, disability or other termination of the Optionee's Continuous Status as an Employee or Consultant, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

            (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

       (ii) Method of Exercise.  This Option shall be exercisable by written
            ------------------
notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

       No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

   3.  Optionee's Representations.  In the event the Shares purchasable pursuant
       --------------------------
to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

   4.  Lock-Up Period.  Optionee hereby agrees that if so requested by the
       --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

   5.  Method of Payment.  Payment of the Exercise Price shall be by any of the
       -----------------
following, or a combination thereof, at the election of the Optionee:

       (i)    cash; or

       (ii)   check; or

       (iii) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

       (iv) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

   6.  Restrictions on Exercise.  This Option may not be exercised if the
       ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve

Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

   7.  Termination of Relationship.  In the event an Optionee's Continuous
       ---------------------------
Status as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

   8.  Disability of Optionee.  Notwithstanding the provisions of Section 7
       ----------------------
above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   9.  Death of Optionee.  In the event of termination of Optionee's Continuous
       -----------------
Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

   10  Non-Transferability of Option.  This Option may not be transferred in
       -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   11  Term of Option.  This Option may be exercised only within the term set
       --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

   12  Tax Consequences.  Set forth below is a brief summary as of the date of
       ----------------
this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      (i)   Exercise of an ISO.  If this Option qualifies as an ISO, there will
            ------------------
be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

      (ii)  Exercise of an NSO.  There may be a regular federal income tax
            ------------------
liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

     (iii)  Disposition of Shares.  In the case of an NSO, if Shares are held
            ---------------------
for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

     (iv)   Notice of Disqualifying Disposition of ISO Shares.  If the Option
            -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

                    SOCIALSCIENCE, INC.


                    By: ____________________________________


     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING

IN THIS AGREEMENT, NOR IN THE COMPANY'S 1997 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

   Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: ____________________   ____________________________________________
                              Optionee

                              Residence Address:

                              _____________________________________________

                              _____________________________________________

                               CONSENT OF SPOUSE
                               -----------------

   The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                         _______________________________________
                         Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                              SOCIALSCIENCE, INC.

                            1997 STOCK OPTION PLAN

                                EXERCISE NOTICE


SocialScience, Inc.
Address:_______
Attention:  Secretary

   1   Exercise of Option.  Effective as of today, ___________, 19__, the
       ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase
              --------
_________ shares of the Common Stock (the "Shares") of SocialScience, Inc. (the "Company") under and pursuant to the 1997 Stock Option Plan, as amended (the "Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated ________, 19___ (the "Stock Option Agreement").

   2   Representations of Optionee.  Optionee acknowledges that Optionee has
       ---------------------------
received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

   3   Rights as Shareholder.  Until the stock certificate evidencing such
       ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

       Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

   4   Company's Right of First Refusal.  Before any Shares held by Optionee or
       --------------------------------
any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

      (a) Notice of Proposed Transfer.  The Holder of the Shares shall deliver
          ---------------------------
to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

      (b) Exercise of Right of First Refusal.  At any time within thirty (30)
          ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

      (c) Purchase Price.  The purchase price (the "Purchase Price") for the
          --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

      (d) Payment.  Payment of the Purchase Price shall be made, at the option
          -------
of the Company or its assignee(s), in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

      (e) Holder's Right to Transfer.  If all of the Shares proposed in the
          --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

      (f) Exception for Certain Family Transfers.  Anything to the contrary
          --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g)  Termination of Right of First Refusal. The Right of First Refusal
               -------------------------------------
shall terminate upon the closing of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     5    Tax Consultation. Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6    Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends. Optionee understands and agrees that the Company shall
               -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws at the time of the issuance of the Shares:

          THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE "ISSUER") HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THE SHARES REPRESENTED HEREBY.

          (b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.   Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

     9.   Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of New York excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10   Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11   Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12   Delivery of Payment. Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     13   Entire Agreement.  The Plan, the Notice of Grant, and the Stock Option
          ----------------
Agreement are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant, the Stock Option Agreement and the Investment Representation Statement (if applicable) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                 Accepted by:

OPTIONEE:                           SOCIALSCIENCE, INC.


                                    By:_______________________________

                                    Its:______________________________
___________________________
   (Signature)


Address:                            Address:
-------                             -------

___________________________

___________________________

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


OPTIONEE   :

COMPANY    :   SOCIALSCIENCE, INC.

SECURITY   :   COMMON STOCK

AMOUNT     :

DATE       :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under then applicable state or federal securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                         Signature of Optionee:

                         _________________________________________

                         Date:____________________________, 19____

                              SOCIALSCIENCE, INC.

                            1997 STOCK OPTION PLAN

                                PLAN AMENDMENT



The SocialScience 1997 Stock Option Plan is hereby amended, effective April 15, 1997, as follows:

1.   Section 11 (c) is hereby amended in its entirety to read as follows:

Merger.  In the event of a Change in Control of the Company with or into another
------
corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option is not assumed or substituted, then immediately prior to the effective date of the Change in Control, the exercisability of the Option shall accelerate so that the Option shall become exercisable with respect to fifty percent (50%) of the Optioned Stock for which the Option is at the time not exercisable so that the Option shall immediately become exercisable for such fifty percent (50%) of the Optioned Stock as fully-vested shares. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation provide for the consideration to be received upon the exercise of the Option for each Share of Optioned Stock subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

     Upon an Involuntary Termination of an Optionee's Service within twelve (12) months following a Change in Control in which the Option is assumed, the exercisability of the Option shall accelerate so that the Option shall become exercisable with respect to fifty percent (50%) of the Optioned Stock for which the Option is at the time not exercisable so that the Option shall immediately became exercisable for such fifty percent (50%) of the Optioned Stock as fully-vested shares. The Option shall remain so exercisable until the earlier of (i) the expiration date or (ii) the expiration of the one (1) year period measured from the date of the Involuntary Termination. For purposes of the Plan an "Involuntary Termination" shall mean the termination of an Optionee's Service by reason of: (i) the Optionee's involuntary dismissal or discharge by the Company for reasons other than for misconduct, or (ii) the Optionee's voluntary resignation following (A) a change in Optionee's position with the Company (or Parent or Subsidiary employing Optionee)which materially reduces Optionee's duties and responsibilities, (B) a reduction in

Optionee's level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without Optionee's consent.

     For purposes of the Plan, a "Change in Control" shall mean either of the following stockholder approved transactions to which the Company is a party: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.


2.   Section 9 (b) is hereby amended in its entirety to read as follows:

Termination of Employment or Consulting Relationship.  Upon termination of an
----------------------------------------------------
Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option but only within such period of time as is specified in the Notice of Grant and only to the extent that the Optionee was entitled to exercise it at the date of termination, but, in no event may such option be exercised later than the expiration of the term of such Option as set forth in the Notice of Grant. In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. In the case of an Incentive Stock Option, an option exercised within three (3) months from the date of termination shall be treated as an Incentive Stock Option. An Incentive Stock Option exercised after three (3) months from the date of termination will be treated as a Nonstatutory Stock Option. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

3. Except as modified by this Plan Amendment, all the terms and provisions of the Plan as in effect on the date hereof shall continue in full force and effect.

                              SOCIALSCIENCE, INC.

                            1997 STOCK OPTION PLAN

                             PLAN AMENDMENT NO. 2



The SocialScience 1997 Stock Option Plan is hereby amended, effective December 12, 1997, as follows:

1.   Section 3. is hereby amended in its entirety to read as follows:

Stock Subject to the Plan.  Subject to the provisions of section 11 of the Plan,
-------------------------
the maximum aggregate number of shares which may be optioned and sold under the Plan is 370,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.


2. Except as modified by this Plan Amendment No. 2, all the terms and provisions of the Plan as in effect on the date hereof shall continue in full force and effect.

                            SITEBRIDGE CORPORATION

                            1997 STOCK OPTION PLAN

                             PLAN AMENDMENT NO. 3


The 1997 Stock Option Plan is hereby amended, effective May 20, 1998, as follows:

1.   Section 3. is hereby amended in its entirety to read as follows:

Stock Subject to the Plan.  Subject to the provisions of section 11 of the Plan,
-------------------------
the maximum aggregate number of shares which may be optioned and sold under the Plan is 545,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

2. Except as modified by this Plan Amendment No. 3, all the terms and provisions of the Plan as in effect on the date hereof shall continue in full force and effect.

                            SITEBRIDGE CORPORATION

                            1997 STOCK OPTION PLAN

                             PLAN AMENDMENT NO. 4



The 1997 Stock Option Plan is hereby amended, effective December 4, 1998, as follows:

1.   Section 3. is hereby amended in its entirety to read as follows:

Stock Subject to the Plan.  Subject to the provisions of section 11 of the Plan,
-------------------------
the maximum aggregate number of shares which may be optioned and sold under the Plan is 650,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

2. Except as modified by this Plan Amendment No. 4, all the terms and provisions of the Plan as in effect on the date hereof shall continue in full force and effect.